SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

             _____________________________________

                           FORM 8 - K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

               Date of Report:  February 21, 2001

              ____________________________________

                           IBP, inc.

     Delaware Corporation          001-06085          42-0838666
  (state or other jurisdiction    (Commission        (IRS Employer
           of incorporation)          File  Number)    (Identification No.)


                     800 Stevens Port Drive
                    Dakota Dunes, SD  57049

               Telephone Number:  (605) 235-2061
              ____________________________________


Exhibits.
The exhibit index is contained on page 4 of this filing.
ITEM 5.   Other Events

           IBP  has released a press release dated  as  of
February 22, 2001 addressing certain issues raised by  the
Securities  and Exchange Commission ("SEC") following  its
review of various filings made by the Company, as well  as
issues  earlier identified by the Company in  its  January
26,   2001   press  release  based  upon  its  review   of
misstatements  and irregularities identified  at  its  DFG
subsidiary.    A copy of the press release is attached  as
an exhibit to this 8-K. A copy of the Company's initial press release dated January 26, 2001, is also attached as an exhibit to this 8-K.


                      *   *   *   *   *   *

          Certain statements contained in this
communication are ``forward-looking statements'', such as statements relating to future events and the proposed Tyson acquisition of IBP. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, the statements are the following: (i) including the Company's statements regarding the anticipated effect of the above-described restatements and adjustments and the expected filing date of the above-described amendments, (ii) the risk that IBP may not satisfactorily resolve its issue with the SEC to Tyson's satisfaction, (iii) the risk that Tyson and IBP will not successfully integrate their combined operations;
(iv) the risk that Tyson and IBP will not realize estimated synergies; (v) unknown costs relating to the proposed transaction; (vi) risks associated with the availability and costs of financing, including cost increases due to rising interest rates; (vii) fluctuations in the cost and availability of raw materials, such as feed grain costs;
(viii) changes in the availability and relative costs of labor and contract growers; (ix) market conditions for finished products, including the supply and pricing of alternative proteins; (x) effectiveness of advertising and marketing programs; (xi) changes in regulations and laws, including changes in accounting standards, environmental laws, and occupational, health and safety laws; (xii) access to foreign markets together with foreign economic conditions, including currency fluctuations; (xiii) the effect of, or changes in, general economic conditions; and
(xiv) adverse results from on-going litigation. IBP undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.




ITEM 7.   Financial Statements and Exhibits

(c)  Exhibits:

                The exhibits listed below are furnished in accordance with the provisions of Item 601 of Regulation S-K.

           99(a)
               Press   Release  dated  February  22,   2001
               discussing responses to SEC and charges related to IBP's DFG subsidiary.

           99(b)
               Press   release  dated  January   26,   2001
               identifying  the  possibility   of   charges
               related to IBP's DFG facility as well as the possibility of an impairment charge.

                           SIGNATURES

       Pursuant  to  the  requirements  of  the  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       IBP, inc.


Date:  February 22, 2001               By: ____________________
                                            Larry Shipley


                        INDEX TO EXHIBITS



Exhibit Number In Rule
(Referenced to sequential
numbering system in Item
601 of Regulation S-K)        Description of Exhibit                 Page Number

    99(a)                 Additional Exhibits - Press Release        6 - 8

                                         dated February 22, 2001

    99(b)                  Additional Exhibits - Press Release      9 - 12

                                         dated January 26, 2001